                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrants / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   Filed by:

                             WASTE MANAGEMENT, INC.
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              (NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             WASTE MANAGEMENT, INC.
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                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies: Waste Management, Inc. common stock, par value $1.00 per share ("Waste Management Common Stock")
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     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5)  Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     2)  Form, Schedule or Registration Statement No.:
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     3)  Filing Party:
         -----------------------------------------------------------------------
     4)  Date Filed:
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

                       [Front of Voting Instruction Form]

VOTING INSTRUCTION FORM                                  VOTING INSTRUCTION FORM


                             WASTE MANAGEMENT, INC.

                       Retirement Savings Plan - ESOP Fund
                         Special Meeting of Stockholders

         The undersigned hereby instructs the trustees of the Waste Management, Inc. Retirement Savings Plan (the "Plan") to vote, by proxy or in person, at the Special Meeting of Stockholders of Waste Management, Inc. ("Waste Management") to be held at the offices of Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois, on Wednesday, July 15, 1998 at 2:00 p.m., local time, and at any and all adjournments and postponements thereof, all of the shares of common stock, par value $1.00 per share, of Waste Management allocated to the undersigned's account in the ESOP Fund of the Plan, upon the proposal listed on the reverse side of this Voting Instruction Form and more fully described in the Notice of Special Meeting of Stockholders dated June 9, 1998 and the Waste Management and USA Waste Services, Inc. Joint Proxy Statement/Prospectus dated June 9, 1998 and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon all matters presented at the Special Meeting but which were not known to the Board of Directors of Waste Management at a reasonable time before the solicitation of proxies for the Special Meeting.

         IF THIS VOTING INSTRUCTION FORM, REQUESTED BY THE TRUSTEES OF THE PLAN WITH RESPECT TO A PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WASTE MANAGEMENT, IS PROPERLY EXECUTED AND RECEIVED BY HARRIS TRUST AND SAVINGS BANK ON OR BEFORE JULY 14, 1998, THE SHARES ALLOCATED TO THE UNDERSIGNED'S ACCOUNT IN THE ESOP FUND OF THE PLAN WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN. IF NO INSTRUCTION IS GIVEN ON THIS FORM OR THIS FORM IS NOT RECEIVED BY HARRIS TRUST AND SAVINGS BANK ON OR BEFORE JULY 14, 1998, SUCH SHARES WILL NOT BE VOTED. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE JOINT PROXY STATEMENT/PROSPECTUS (WITH ALL ENCLOSURES AND ATTACHMENTS) DATED JUNE 9, 1998 RELATED TO THE SPECIAL MEETING.

         Important - This Voting Instruction Form must be completed, signed and dated on the reverse side.


                           (Continued on reverse side)

                        [Back of Voting Instruction Form]

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY: -

THE WASTE MANAGEMENT BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE FOLLOWING PROPOSAL:

1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 10, 1998, among USA Waste Services, Inc., a Delaware corporation ("USA Waste"), Dome Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of USA Waste ("Dome Merger Subsidiary"), and Waste Management, pursuant to which, among other things, (a) Dome Merger Subsidiary will be merged with and into Waste Management, which will be the surviving corporation, and Waste Management will become a wholly-owned subsidiary of USA Waste and (b) each outstanding share of common stock, par value $1.00 per share, of Waste Management will be converted into the right to receive 0.725 of a share of common stock, par value $0.01 per share, of USA Waste.

For                               Against                               Abstain
/ /                                / /                                   / /

Please sign name exactly as imprinted (do not print).



                                            Dated:
                                                  ------------------------------


Signature:
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         PLEASE MARK, DATE AND RETURN THIS FORM PROMPTLY.


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                              FOLD AND DETACH HERE


                         YOUR INSTRUCTION IS IMPORTANT.


              PLEASE MARK, DATE AND RETURN THIS VOTING INSTRUCTION
                   FORM PROMPTLY USING THE ENCLOSED ENVELOPE.